UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2023

 SELLAS Life Sciences Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square, Suite 2503 New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 200-5278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2023, SELLAS Life Sciences Group, Inc. (the “Company”) entered into a Second Amendment to Sublease (the “Sublease Amendment”), dated December 11, 2023, with Times Square Tower Associates LLC (the “Sublandlord”), which Sublease Amendment amends that certain Sublease, dated as of June 5, 2020 (the “Original Sublease”), as amended by that certain First Amendment to Sublease, dated December 6, 2021 (the “First Amendment”, and, together with the Original Sublease, the “Existing Sublease”), by and between the Company and Riemer & Braunstein LLP, for the sublease of certain premises located at Times Square Tower, 7 Times Square, New York, New York (the “Premises”).

The Sublease Amendment provides for the extension of the expiration date of the term of the Existing Sublease with respect to the Premises from December 30, 2024 to September 30, 2025 (such period, the “Extension Term”).

The annual rent for the Premises during the Extension Term shall be as follows:

(i)	for December 31, 2024, the sum of $0.00; and
(ii)	from January 1, 2025 through September 30, 2025, the sum of $635,250.00 per annum ($52,937.50 per month).

During the Extension Term, the Company will also be required to pay for certain operating expenses applicable to the Premises.

The foregoing description of the Sublease Amendment is qualified in its entirety by reference to the Sublease Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Second Amendment to Sublease, dated December 11, 2023, by and between SELLAS Life Sciences Group, Inc. and Times Square Tower Associates LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date: December 13, 2023	By:		/s/ Barbara A. Wood
		Name:	Barbara A. Wood
		Title:	Executive Vice President, General Counsel and Corporate Secretary

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